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                        SUPPLEMENT TO THE STATEMENT OF
                            ADDITIONAL INFORMATION


                      STATEMENT OF ADDITIONAL INFORMATION
                             DATED MARCH 13, 1996

                           DODGE & COX BALANCED FUND
                            DODGE & COX STOCK FUND
                            DODGE & COX INCOME FUND



The Statement of Additional Information for the above Funds are hereby supplemented by adding the following language at the end of the fourth paragraph (Balanced Fund), third paragraph (Stock Fund), and fifth paragraph (Income Fund) in the section entitled "PERFORMANCE INFORMATION":

     From time to time, the Fund and the manager may also refer to the following information:

     1. Portfolio information, including median market capitalization, price to earnings ratio, price to book value, average bond quality, average bond maturity, and effective bond duration.

     2. The asset allocation and sector weightings of the Fund's portfolio and the Fund's top ten holdings.

     3. A description of the Dodge & Cox investment management philosophy and approach.



October 18, 1996